UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	(811-22543)

KKR Income Opportunities Fund
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor San Francisco, CA			94101
(Address of principal executive offices)			(Zip code)

Nicole J. Macarchuk, Esq. KKR Asset Management LLC 555 California Street, 50th Floor San Francisco, CA 94101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(415) 315-3620

Date of fiscal year end:	October 31, 2014

Date of reporting period:	October 31, 2014

Item 1. Reports to Stockholders.

KKR

KKR Income Opportunities Fund

Annual Report

October 31, 2014

Table of Contents

Management Discussion of Fund Performance	1
Performance Information	5
Schedule of Investments	6
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Dividend Reinvestment Plan	32
Additional Information	34
Privacy Notice	35

The KKR Income Opportunities Fund (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 855-330-3927; and (ii) on the Commission’s website at http://www.sec.gov.

Management Discussion of Fund Performance

Looking Back on the Markets — November 1, 2013 to October 31, 2014

Strong technicals drove the credit markets in late 2013 as prices rose (and yields fell) amidst minimal volatility. Both high yield and leveraged loan mutual funds reported net inflows in Q4 2013, supporting the credit markets and resulting in record high new issuance for both high-yield bonds and leveraged loans. Notably, equity markets also continued a sustained rally through the end of 2013. We believe several factors contributed to this market optimism, including solid Q3 2013 earnings reports, a solution to the US budget impasse and continued stimulus efforts throughout Asia Pacific. In our view, this sea of stability underpinned a supportive backdrop for risk assets.

Pockets of volatility reappeared in risk markets during the first quarter of 2014; however, the credit markets were fairly unscathed. Specifically, yields and spreads in the leveraged loan and high yield markets compressed only modestly. We believe this compression was attributable to the continued search for yield, particularly from the retail investor, who continued to place money with mutual funds. Furthermore, we believe the stability of the bank loan and high yield markets in Q1 2014 was attributable to the supply/demand imbalance we saw across spread assets. We believe this dynamic provided a fundamental tailwind for credit in Q1 2014. On the equity side, the market’s fervent pace in late 2013 slowed heading into 2014. While the equity market ultimately ended up in Q1 2014, intra-equity correlations were volatile, making security selection even more important, in our view.

Despite plenty of headlines that could have given investors pause, including volatility in equity markets, tensions in Ukraine and Iraq and a negative Q1 2014 US GDP number, high yield and bank loan spreads continue to grind tighter in Q2 2014. In April 2014, the credit markets received something of a shock when leveraged loan mutual funds experienced their first outflows after 95 weeks of inflows.(1) On the back of this, retail investors began selling some of their positions for fear of a wider sell-off. These retail outflows, along with selling in the equity markets, helped demand in the credit markets in the second half of Q2 2014. However, these retail outflows, coupled with a lack of liquidity and balance sheet de-risking, set the stage for heightened volatility in Q3 2014.

Heading into Q3 2014, geopolitical concerns and weakness in the equity markets drove retail outflows in risk assets, reintroducing volatility into the credit and equity markets. While the credit and equity markets moved in different directions over the course of the quarter, it was clear that volatility was back.

On the loan side, despite strong continued CLO issuance, macro concerns and record retail outflows from mutual funds pushed leveraged loan yields higher in Q3 2014. These elevated yields resulted in lower levels of opportunistic leveraged loan issuance tied to refinancings and recapitalizations. On the fund flows front, retail investors pulled an estimated $6.8bn from leveraged loan mutual funds year to date through September 30, 2014.(1) However, these outflows were offset by the strong CLO market which exhibited year to date issuance levels that surpassed the total CLO volume issued in FY 2013.

By comparison, the high yield market saw more volatility than its loan counterpart. This was particularly pronounced in August when outflows from retail funds surged to record levels. High yield spreads increased significantly in Q3 and issuance subsequently declined. Similar to loans, outflows in the high-yield market rose significantly to a record -$13.2bn year to date through September 30, 2014.(1)

In our view, the Q3 volatility in the leveraged credit markets was largely attributable to fund flows, rather than fundamentals or pure credit concerns. These fund flows had an impact on prices, specifically in the form of

(1) JP Morgan High Yield and Leveraged Loan Market Monitors as of November 3, 2014.

wider spreads in the leveraged loan and high yield markets. As a result of the recent record outflows, mutual funds became forced sellers of liquid paper, including many large index names. The forced selling was observed across a wide range of sectors, credit profiles, yields and durations, highlighting how underperformance was not tied to specific fundamentals, but rather broader market technicals.

At a high level, the technical demand for spread assets is creating a supply/demand imbalance that, when coupled with record flows into bank loans and high yield retail funds, continues to provide favorable terms for refinancings and acquisition financings. As a result, managers are able to continue to source attractive relative value trades that generate alpha as large index names continue to struggle.

Considering the dynamic market environment we’ve seen in the credit markets over the last year, we continue to be mindful of a number of key themes as we continue to invest on your behalf. Notably, volatility has returned, driven primarily by geopolitical concerns tied to Ukraine and ISIS as well as sector specific dislocation (i.e. energy). This volatility has been exacerbated by technicals, primarily fund flows, resulting in a lack of liquidity as well as a “flight to quality” among managers. Despite this volatility, we continue to believe that fundamentals continue to be strong. As a result, we believe that being nimble, having conviction and dynamically allocating capital across asset classes by identifying the strongest relative value opportunities will be key to generating alpha in continued periods of heightened volatility.

The Market in Numbers

For the period of November 1, 2013 – October 31, 2014

•                  Returns: The high yield and leveraged loan markets returned 5.87%(2) and 3.35%(3) (as measured by the Bank of America Merrill Lynch High Yield Index and the S&P LSTA Leveraged Loan Index), respectively, while the S&P 500, US 10-year treasury and the Bank of America Merrill Lynch US Corporate Index returned 17.26%(4), 5.21%(2) and 6.48%(2), respectively.

•                  Spreads: The spread on the Bank of America Merrill Lynch High Yield Index averaged 396bp for the twelve month period ending October 31, 2014.(2) By comparison, the Bank of America Merrill Lynch High Yield Index average 490bp for the twelve month period ending October 31, 2014.2 As alluded to above, these wider spreads are primarily a function of record mutual fund outflows. Similarly, the spread on the S&P LSTA Leveraged Loan Index averaged approximately 460bp for the twelve month period ending October 31, 2014.(3)

•                  Issuance: Over the twelve month period ended October 31, 2014, the market saw approximately $365 billion of issuance in high yield bonds and $555 billion in leveraged loans. This compares to $410 billion and $612 billion, respectively, in the 12 months ended October 31, 2013.(1)

•                  Volatility: As measured by the VIX index, volatility was sitting at 13.8 as of November 1, 2013.(4) Over the last 12 months, the VIX increased to as high as 18.4 and decreased to as low as 11.4, indicating that volatility was back, before settling at 14.0 as of October 31, 2014.

Fund Performance

KKR Income Opportunities Fund (“KIO” or the “Fund”) is a non-diversified closed-end fund that trades on the New York Stock Exchange under the symbol “KIO”. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund seeks to achieve its

(2) Bank of America Merrill Lynch ML Research as of November 1, 2014.

(3) S&P Leveraged Loan Commentary & Data as of November 1, 2014.

(4) Bloomberg as of November 1, 2014.

investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments (including derivatives) of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, KIO will invest at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Fund expects to invest primarily in first- and second lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities.

As of October 31, 2014, the Fund held 79.7% of its net assets in high-yield corporate debt, 46.4% of its net assets in first and second-lien leveraged loans, 4.0% of its net assets in common stock and 3.4% of its net assets in preferred stock. KIO’s investments represented obligations and equity interests in 92 companies diversified across 38 distinct industries. The top ten issuers represented 48.3% of the Fund’s net assets while the top five industry groups represented 48.7% of the Fund’s net assets. The Fund’s Securities and Exchange Commission 30-day yield was 7.35%.

For the year ended October 31, 2014, KIO outperformed the Bank of America Merrill Lynch High Yield Master II Index on a market price basis and underperformed the Index on a net asset value (“NAV”) basis. Over that period, the Fund had returns of 5.67% on a NAV basis and 7.95% on a market price basis, and the Bank of America Merrill Lynch High Yield Master II Index returned 5.85% over the same time period. The Fund employed leverage during the period covered by this report.(5)

Business Updates

In February 2014, KKR & Co L.P. (together with the Fund’s Adviser and its other affiliates, “KKR”) closed on its acquisition of Avoca Capital (“Avoca”), a leading European credit manager. Avoca was established in 2002 and operates across five European credit strategies including Senior Secured Loans, Credit Opportunities, Long/Short Credit, Global Convertible Bonds, Structured and Illiquid Credit. We believe Avoca’s investment philosophy complements that of the Fund’s Adviser, and the acquisition represents a significant expansion of KKR’s capabilities in the rapidly growing market for European public credit. We believe that the Avoca acquisition could offer an incremental source of investment ideas for the Fund.

We thank you for your partnership and continued investment in the Fund. We look forward to continued communications and will keep you apprised of the progress of KIO specifically and the leveraged finance market place generally. Fund information is available on our website at kkrfunds.com/kio.

(5) For a discussion of the risks associated with the use of leverage and other risks, please see Risk Considerations, Note 3 to the financial statements.

Disclosures

The Bank of America Merrill Lynch US Corporate Index is an unmanaged index comprised of U.S. dollar denomination investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. “Yankee” bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The VIX reflects the market’s estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The first and second month expirations are used until 8 days from expiration, then the second and third are used.

The S&P 500 Total Return Index (“S&P 500”) is comprised of a representative sample of 500 large-cap companies. The index is an unmanaged, floatweighted index with each stock’s weight in the index in proportion to its float, as determined by Standard & Poors. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-330-3927 or visit www.kkrfunds.com/kio for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non—payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than U.S. investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Performance Information

Average Annual Total Returns Periods Ended October 31, 2014	One Year	Since Inception (7/25/2013)	Value of $10,000 10/31/14

KKR Income Opportunities Fund – Market Price Return	7.95%	(2.31)%	$9,708
KKR Income Opportunities Fund – NAV Return	5.67%	7.15%	$10,915
BofA Merrill Lynch High Yield Master II Index®	5.85%	6.81%	$10,872

Schedule of Investments

	Par†		Value
HIGH YIELD SECURITIES - 79.7%
Aerospace & Defense - 2.8%
B/E Aerospace, Inc.
5.250%, 04/01/2022	3,368,000		$3,746,900
Bombardier, Inc.
6.125%, 01/15/2023 (a) (i)	4,327,000		4,456,810
			8,203,710
Banks - 7.8%
Ally Financial, Inc.
8.000%, 12/31/2018	5,132,000		5,953,120
Novo Banco SA
N/A, 02/19/2049 (a) (e) (g) (i)	EUR	8,848,000	1,560,838
SquareTwo Financial Corp.
11.625%, 04/01/2017	15,009,000		15,084,045
			22,598,003
Building Products - 0.1%
Calcipar SA
6.875%, 05/01/2018 (a) (i)	400,000		414,000

Chemicals - 1.7%
Kleopatra Acquisition Corp.
11.000%, 08/15/2017 (a) (d) (g)	EUR	1,954,000	2,571,085
Pinnacle Agriculture Holdings LLC
9.000%, 11/15/2020 (a)	2,139,000		2,304,772
			4,875,857
Construction Materials - 8.8%
Cemex Materials LLC
7.700%, 07/21/2025 (a)	13,760,000		15,521,280
Summit Materials Holdings LP
10.500%, 01/31/2020	8,395,000		9,381,413
10.500%, 01/31/2020 (a)	390,000		435,825
			25,338,518
Diversified Consumer Services — 0.1%
24 Hour Fitness Worldwide, Inc.
8.000%, 06/01/2022 (a)	367,000		346,815

Diversified Telecommunication Services — 1.7%
Windstream Corp.
7.750%, 10/15/2020	4,637,000		4,938,405

Electric Utilities - 1.0%
Dynegy, Inc.
7.625%, 11/01/2024 (a)	1,405,000		1,489,300
7.375%, 11/01/2022 (a)	473,000		500,197
6.750%, 11/01/2019 (a)	789,000		816,615
			2,806,112
Electronic Equipment, Instruments & Components - 4.1%
Artesyn Technologies, Inc.
9.750%, 10/15/2020 (a)	9,594,000		9,546,030
Flextronics International Ltd.
5.000%, 02/15/2023 (i)	2,250,000		2,295,000
			11,841,030

See notes to financial statements.

	Par†		Value
HIGH YIELD SECURITIES - 79.7% (continued)
Food & Staples Retailing - 1.0%
Brake Bros Ltd.
7.125%, 12/15/2018 (a) (i)	GBP	1,903,000	$2,968,110

Health Care Providers & Services - 0.4%
HealthSouth Corp.
5.750%, 11/01/2024	1,173,000		1,231,650

Hotels, Restaurants & Leisure - 3.1%
Boyd Gaming Corp.
9.000%, 07/01/2020	1,946,000		2,101,680
Isle Of Capri Casinos, Inc.
5.875%, 03/15/2021	6,831,000		7,001,775
			9,103,455
Household Durables - 0.8%
Masonite International Corp.
8.250%, 04/15/2021 (a) (i)	2,015,000		2,156,050

Household Products - 1.5%
Harbinger Group, Inc.
7.875%, 07/15/2019	3,479,000		3,766,018
7.750%, 01/15/2022	471,000		478,065
			4,244,083
Independent Power and Renewable Electricity Producers - 2.0%
NRG Energy, Inc.
6.625%, 03/15/2023	5,525,000		5,828,875

Insurance - 4.9%
Towergate Finance PLC
10.500%, 02/15/2019 (a) (i)	GBP	7,634,000	7,937,836
8.500%, 02/15/2018 (a) (i)	GBP	4,600,000	6,218,006
			14,155,842
Internet Software & Services - 0.7%
VeriSign, Inc.
4.625%, 05/01/2023	1,000,000		996,250
West Corp.
5.375%, 07/15/2022 (a)	1,132,000		1,098,040
			2,094,290
IT Services - 1.1%
iPayment Investors LP
10.250%, 05/15/2018	3,597,000		3,021,480

Life Sciences Tools & Services - 0.2%
Pharmaceutical Products Development, Inc.
9.375%, 10/15/2017 (a) (d)	654,000		669,533

Machinery - 1.0%
The Manitowoc Co., Inc.
5.875%, 10/15/2022	2,805,000		2,889,150

See notes to financial statements.

	Par†	Value
HIGH YIELD SECURITIES - 79.7% (continued)
Media - 8.3%
Cequel Communications Holdings LLC
5.125%, 12/15/2021 (a)	2,147,000	$2,096,009
Charter Communications, Inc.
6.625%, 01/31/2022	1,842,000	1,957,125
Clear Channel Outdoor, Inc., Series B
7.625%, 03/15/2020	5,597,000	5,953,809
Intelsat Jackson Holdings SA
5.500%, 08/01/2023 (i)	6,104,000	6,119,260
Live Nation Entertainment, Inc.
7.000%, 09/01/2020 (a)	1,821,000	1,934,811
Sirius XM Holdings, Inc.
4.625%, 05/15/2023 (a)	4,260,000	4,110,900
Virgin Media, Inc.
6.375%, 04/15/2023 (a) (i)	1,873,000	1,980,697
		24,152,611
Multiline Retail - 1.6%
The Bon-Ton Department Stores, Inc.
8.000%, 06/15/2021	5,170,000	4,497,900

Multi-Utilities - 1.4%
Calpine Corp.
7.875%, 01/15/2023 (a)	3,491,000	3,866,282
5.875%, 01/15/2024 (a)	215,000	231,125
		4,097,407
Oil, Gas & Consumable Fuels - 6.7%
Bill Barrett Corp.
7.000%, 10/15/2022	7,699,000	7,314,050
Hilcorp Energy I LP (Hilcorp Finance Co.)
8.000%, 02/15/2020 (a)	1,950,000	2,047,500
7.625%, 04/15/2021 (a)	425,000	448,375
SandRidge Energy, Inc.
7.500%, 02/15/2023	5,000,000	4,462,500
7.500%, 03/15/2021	5,761,000	5,127,290
		19,399,715
Semiconductors & Semiconductor Equipment - 0.7%
Amkor Technology, Inc.
7.375%, 05/01/2018	1,819,000	1,882,665

Software - 2.6%
Datatel, Inc.
9.625%, 12/01/2018 (a) (d)	1,433,000	1,458,078
Epicor Software Corp.
9.000%, 06/15/2018 (a) (d)	6,045,000	6,165,900
		7,623,978
Specialty Retail - 4.9%
Guitar Center, Inc.
6.500%, 04/15/2019 (a) (g)	4,085,000	3,725,009

See notes to financial statements.

	Par†		Value
HIGH YIELD SECURITIES - 79.7% (continued)
Specialty Retail - 4.9% (continued)
J.C. Penney Corp., Inc.
8.125%, 10/01/2019	6,302,000		$6,049,920
7.950%, 04/01/2017	298,000		305,450
5.750%, 02/15/2018	100,000		93,500
5.650%, 06/01/2020	2,516,000		2,069,410
The Men’s Wearhouse, Inc.
7.000%, 07/01/2022 (a) (g)	1,979,000		2,050,739
			14,294,028
Textiles, Apparel & Luxury Goods - 2.1%
Hot Topic, Inc.
12.000%, 05/15/2019 (a) (d)	294,000		305,760
9.250%, 06/15/2021 (a)	5,391,000		5,795,325
			6,101,085
Wireless Telecommunication Services - 6.6%
GCI, Inc.
8.625%, 11/15/2019	7,800,000		8,131,500
6.750%, 06/01/2021	6,043,000		6,012,785
Sprint Corp.
7.875%, 09/15/2023 (a)	1,642,000		1,777,465
T-Mobile USA, Inc.
6.625%, 11/15/2020	1,800,000		1,896,750
6.375%, 03/01/2025	648,000		665,820
6.000%, 03/01/2023	560,000		576,800
			19,061,120

TOTAL HIGH YIELD SECURITIES (amortized cost $233,612,328)			230,835,477

LEVERAGED LOANS - 46.4%
Building Products - 0.9%
Gypsum Management & Supply, Inc., TL 2L 03/14
7.750%, 04/01/2022 (b)	2,661,800		2,656,809

Chemicals - 0.1%
Emerald Performance Materials LLC, TL 2L 07/14
7.750%, 08/01/2022 (b)	268,490		265,134

Diversified Telecommunication Services - 0.9%
Lightower Fiber LLC, TL 2L 04/13
8.000%, 04/12/2021 (b)	2,143,669		2,134,730
The Telx Group, Inc., TL 2L 04/14
7.500%, 04/09/2021 (b)	352,020		345,640
			2,480,370
Energy Equipment & Services - 1.5%
Sabine Oil & Gas LLC, TL 2L 12/12
8.750%, 12/31/2018 (b)	1,888,290		1,808,038
Willbros United States Holding, Inc., TL 1L B 08/13
11.000%, 08/07/2019 (b) (f) (g)	2,532,283		2,535,448
			4,343,486
Food & Staples Retailing - 7.9%
Brake Bros Ltd., TL 2L D2 10/07 GBP
6.812%, 03/13/2017 (b) (g) (i)	GBP	10,236,306	15,692,684

See notes to financial statements.

	Par†	Value
LEVERAGED LOANS - 46.4% (continued)
Food & Staples Retailing - 7.9% (continued)
California Pizza Kitchen, Inc., TL 1L 03/13
5.250%, 03/29/2018 (b)	5,816,351	$5,595,824
Grocery Outlet, Inc., TL 2L 09/14
N/A, 10/21/2022 (b) (c)	1,601,790	1,593,781
		22,882,289
Food Products - 4.4%
Arysta Lifescience SPC LLC, TL 2L 05/13
8.250%, 11/30/2020 (b) (i)	3,800,000	3,839,577
CSM Bakery Products, TL 2L 07/13
8.750%, 07/03/2021 (b)	5,300,000	5,187,375
CTI Foods Holding Co. LLC, TL 2L 06/13
8.250%, 06/28/2021 (b)	3,800,000	3,714,500
		12,741,452

Health Care Providers & Services - 4.6%
CHG Healthcare Services, Inc., TL 2L 11/12
9.000%, 11/19/2020 (b)	1,559,783	1,583,827
CRC Health Group, Inc., TL 2L 03/14
9.000%, 09/28/2021 (b)	11,327,530	11,617,798
		13,201,625
Health Care Technology - 1.1%
ABILITY Network, Inc., TL 1L 05/14
6.000%, 05/14/2021 (b)	1,059,076	1,051,132
ABILITY Network, Inc., TL 2L 05/14
9.250%, 05/16/2022 (b)	1,618,920	1,586,542
Greenway Medical Technologies, TL 2L 10/13
9.250%, 11/04/2021 (b)	545,410	531,775
		3,169,449
Hotels, Restaurants & Leisure - 5.1%
American Casino & Entertainment Properties LLC, TL 2L 06/13
11.250%, 01/03/2020 (b)	1,524,238	1,592,829
Caesars Entertainment Operating Co., Inc., TL 1L B6 01/08
6.982%, 03/01/2017 (b) (f) (g)	10,469,808	9,417,382
Caesars Entertainment Operating Co., Inc., TL 1L B7 05/14
9.750%, 01/28/2018 (b) (f) (g)	4,039,037	3,744,369
		14,754,580
Household Durables - 0.1%
Algeco Scotsman Global Sarl, TL PIK 04/13
N/A, 05/01/2018 (c) (d) (i)	311,521	308,405

Insurance - 0.0%
AssuredPartners, Inc., TL 2L 03/14
7.750%, 04/02/2022 (b)	17,260	16,969

IT Services - 3.3%
iPayment Investors LP, TL 1L B 05/11
6.750%, 05/08/2017 (b)	9,522,742	9,463,225

See notes to financial statements.

	Par†	Value
LEVERAGED LOANS - 46.4% (continued)
Leisure Products - 1.0%
BRG Sports, TL 2L 04/14
10.250%, 04/15/2022 (b) (g)	2,809,440	$2,823,487

Media - 2.1%
Catalina Marketing Corp., TL 2L 04/14
7.750%, 04/11/2022 (b)	1,155,960	1,105,387
iHeartCommunications, TL 1L B-NEW 05/08
3.804%, 01/29/2016 (b)	370,498	368,027
Learfield Communications, Inc., TL 2L 10/13
8.750%, 10/08/2021 (b)	128,930	128,930
Lee Enterprises, Inc., TL 1L 03/14
7.250%, 03/31/2019 (b)	4,543,894	4,569,453
		6,171,797
Paper & Forest Products - 0.8%
Wilton Brands, Inc., TL 1L B 08/12
7.500%, 08/30/2018 (b)	2,579,455	2,437,585

Real Estate Management & Development - 0.8%
Altisource Solutions Sarl, TL 1L B 11/13
4.500%, 12/09/2020 (b) (i)	2,515,077	2,263,492

Software - 5.7%
Applied Systems, Inc., TL 2L 01/14
7.500%, 01/24/2022 (b)	19,290	19,258
iParadigms Holdings LLC, TL 2L 07/14
8.250%, 07/29/2022 (b) (g)	5,719,710	5,683,962
RedPrairie Corp., TL 2L 12/12
11.250%, 12/21/2019 (b)	9,216,240	8,663,265
Triple Point Technology, Inc., TL 1L 07/13
5.250%, 07/10/2020 (b) (g)	2,426,815	2,217,502
		16,583,987
Specialty Retail - 3.2%
David’s Bridal, Inc., TL 1L B 10/12
5.000%, 10/11/2019 (b)	3,720,850	3,630,917
Gymboree Corp., TL 1L 02/11
5.000%, 02/23/2018 (b)	8,959,408	5,627,628
		9,258,545
Technology Hardware, Storage & Peripherals - 0.6%
Websense, Inc., TL 2L 05/13
8.250%, 12/24/2020 (b)	1,902,351	1,891,260

Textiles, Apparel & Luxury Goods - 0.0%
OneStopPlus Group, TL 1L B 03/14
4.500%, 03/18/2021 (b) (g)	36,273	36,227

Trading Companies & Distributors - 2.3%
Maxim Crane Works LP (Maxim Finance Corp.), TL 2L B 11/13
10.250%, 11/26/2018 (b)	6,411,140	6,531,349

TOTAL LEVERAGED LOANS (amortized cost $137,862,442)		134,281,522

See notes to financial statements.

	Shares		Value
COMMON STOCKS - 4.0%
Banks - 0.6%
Ally Financial, Inc.	81,659		$1,853,659

Health Care Providers & Services - 2.4%
Amedisys, Inc. (f) (g) (h)	271,040		7,074,144

Hotels, Restaurants & Leisure - 0.6%
Amaya Gaming Group, Inc. (h) (i)	CAD	52,000	1,580,232

Thrifts & Mortgage Finance - 0.4%
Ocwen Financial Corp. (h)	43,730		1,030,279
Walker & Dunlop, Inc. (h)	5,390		86,833
			1,117,112

TOTAL COMMON STOCKS (cost $8,388,682)			11,625,147

PREFERRED STOCKS - 3.4%
Banks - 3.3%
Ally Financial, Inc.
7.000% (a)	7,417		7,428,126
Barclays Bank PLC, Series 5
8.125% (i)	81,469		2,102,715
BCP Finance Co.
4.239% (b) (g) (h) (i)	EUR	55,000	43,421
2.362% (b) (g) (i)	EUR	53,000	41,843
			9,616,105
Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp., Series Z
8.375% (h)	25,000		106,250
Federal National Mortgage Association, Series S
8.250% (h)	25,000		106,250
			212,500

TOTAL PREFERRED STOCKS (cost $9,711,343)			9,828,605

	Units
ESCROW UNIT - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Edison Mission Energy	3,798,131	493,757

TOTAL ESCROW UNIT (cost $588,710)		493,757

TOTAL INVESTMENTS (amortized cost $390,163,505) (j) - 133.7%		387,064,508
LIABILITIES EXCEEDING OTHER ASSETS, NET - (33.7)%		(97,589,721)
NET ASSETS - 100.0%		$289,474,787

See notes to financial statements.

†                      In U.S. Dollars unless otherwise indicated.

(a)              Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. The total value of these securities as of October 31, 2014 was $106,433,249, which represents 36.8% of net assets.

(b)              Variable rate security, the coupon rate shown is the effective rate as of October 31, 2014.

(c)               Unsettled bank loan. Interest rate not available as of October 31, 2014.

(d)              Represents a payment-in-kind security which may pay interest/dividend in additional par/shares.

(e)               Zero coupon security.

(f)                Security considered restricted due to the Adviser’s knowledge of material non-public information. The total value of these securities as of October 31, 2014 was $22,771,343 and represented 7.9% of net assets.

(g)               Security considered illiquid, as defined by the Securities and Exchange Commission. The total value of these securities as of October 31, 2014 was $59,218,142 and represents 20.5% of net assets.

(h)              Non-income producing security.

(i)                  Non-U.S. security.

(j)                 All investments are held as collateral for the Fund’s credit facility.

The following are the details of the restricted securities held by the Fund:

					% of
		Acquisition	Amortized		Net
	Par/Shares	date(s)	Cost	Value	Assets
Amedisys, Inc., Common Stock	271,040	08/05/2013 - 08/08/2013	$3,799,455	$7,074,144	2.4%
Caesars Entertainment Operating
Co., Inc., TL 1L B7 05/14 , 9.750%, 01/28/2018	4,039,037	05/14/2014 - 09/03/2014	3,912,940	3,744,369	1.3%
Caesars Entertainment Operating
Co., Inc., TL 1L B6 01/08 , 6.982%, 03/01/2017	10,469,808	05/07/2014 - 09/16/2014	9,877,288	9,417,382	3.3%
Willbros United States Holding,
Inc., TL 1L B 08/13 , 11.000%,
08/07/2019	2,532,283	08/05/2013	2,449,707	2,535,448	0.9%

Country Weightings:

(% of Net Assets)

United States	112.3%
United Kingdom	12.8%
Luxembourg	3.2%
Canada	2.8%
Japan	1.3%
Singapore	0.8%
Portugal	0.5%
Cayman Islands	0.0%
133.7%
Liabilities Exceeding Other Assets, Net	(33.7)%
100.0%

See notes to financial statements.

The list of the open forward foreign currency contracts held by the Fund as of October 31, 2014 is as follows:

Settlement	Currency to		Currency to		Unrealized
Date	Deliver		Receive		Appreciation
07/09/2015	CAD	1,535,945	USD	1,400,279	$46,132
01/08/2015-
10/09/2015	EUR	5,415,246	USD	6,873,845	79,614
01/08/2015	GBP	21,150,000	USD	33,820,669	6,071
					$131,817

A summary of the counterparties for the open forward foreign currency contracts held by the Fund at October 31, 2014 is as follows:

	Settlement	Currency to	Currency to	Unrealized
Counterparty	Date	Deliver	Receive	Appreciation
JPMorgan Chase & Co.	01/08/2015 - 10/09/2015	$(41,962,976)	$42,094,793	$131,817

See notes to financial statements.

Statement of Assets and Liabilities

Assets
Investments, at value (amortized cost $390,163,505)	$387,064,508
Cash and cash equivalents	27,596,849
Restricted cash	2,280,000
Receivable for investments sold	11,677,088
Dividends and interest receivable	5,296,088
Unrealized appreciation on forward foreign currency contracts	131,817
Prepaid expenses	75,040
Total assets	434,121,390

Liabilities
Credit facility	118,000,000
Payable for investments purchased	25,574,400
Credit facility interest payable	27,948
Dividend received in advance	383,330
Investment advisory fees	379,986
Trustees’ fees	3,501
Administration fees	19,790
Investor support services fees	36,137
Other accrued expenses	221,511
Total liabilities	144,646,603
Commitments and Contingencies (Note 9)
Net assets	$289,474,787

Net Assets
Paid-in capital — (unlimited shares authorized — $0.001 par value)	$290,765,000
Undistributed net investment income	224,846
Accumulated net realized gain on investments and foreign currency transactions	1,484,417
Net unrealized depreciation on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	(2,999,476)
Net assets	$289,474,787
Net asset value, price per share ($289,474,787 ÷ 15,255,236 shares)	$18.98

See notes to financial statements.

Statement of Operations

Year Ended
October 31, 2014

Investment income
Interest income	$26,708,908
Term loan income	1,689,836
Dividend income	929,657
Total investment income	29,328,401

Expenses
Investment advisory fees	4,490,942
Credit facility interest expense	1,142,219
Investor support service fees	408,267
Legal fees	168,084
Administration fees	122,080
Trustees’ fees	101,210
Audit and tax fees	50,900
Custodian fees	43,724
Shareholder reporting expense	29,953
Transfer agency fees	17,685
Other expenses	232,042
Total expenses	6,807,106

Net investment income	22,521,295

Realized and unrealized gain (loss) on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	1,489,714
Net realized gain on
Investments
Forward foreign currency contracts and foreign currency transactions	340,565
Net change in unrealized depreciation on	(7,276,184)
Investments
Forward foreign currency contracts and foreign currency transactions	(655,694)
Deferred Trustees’ fees	(871)
Net realized and unrealized loss on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	(6,102,470)
Net increase in net assets resulting from operations	$16,418,825

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Period Ended
	October 31, 2014	October 31, 2013*
Increase (decrease) in net assets resulting from operations
Net investment income	$22,521,295	$4,067,297
Net realized gain on investments, forward foreign currency contracts and foreign currency transactions	1,830,279	566,753
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	(7,932,749)	4,933,273
Net increase in net assets resulting from operations	16,418,825	9,567,323
Dividends to shareholders from
Net investment income	(24,774,503)	(1,906,904)
Net realized gains	(594,954)	—
Total dividends	(25,369,457)	(1,906,904)
Capital transactions
Proceeds from shares issued	—	290,765,000
Net increase in net assets from capital shares transactions	—	290,765,000
Net increase (decrease) in net assets	(8,950,632)	298,425,419
Net assets
Beginning of year/period	298,425,419	—
End of year/period	$289,474,787	$298,425,419
Undistributed net investment income	$224,846	$2,137,489

* Commenced operations on July 25, 2013.

See notes to financial statements.

Statement of Cash Flows

Year Ended
October 31, 2014

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$16,418,825
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided in operating activities:
Purchases of investments	(265,270,098)
Proceeds from sales of investments	247,883,644
Net amortization (accretion) of premiums/discounts	358,367
Net change in unrealized depreciation on investments	7,276,184
Net change in unrealized depreciation on forward foreign currency contracts and foreign currency transactions	905,079
Net realized gain on investments	(1,489,714)
Net realized gain on foreign currency transactions	(257,192)
Changes in assets and liabilities:
Increase in management fee payable	15,008
Decrease in Trustees’ fees	(470)
Decrease in dividends and interest receivable	1,175,110
Increase in restricted cash	(580,000)
Increase in receivable for investments sold	(5,459,340)
Increase in payable for investments purchased	7,674,754
Other assets and liabilities	415,150
Net cash provided in operating activities	9,065,307

Cash Flows from Financing Activities
Cash dividends paid to shareholders	(25,369,457)
Payments on borrowing of credit facility	(15,000,000)
Proceeds from credit facility	37,000,000
Net cash used in financing activities	(3,369,457)

Net increase in cash and cash equivalents	5,695,850

Cash and Cash Equivalents
Beginning Balance	21,900,999
Ending Balance	$27,596,849

Cash paid for interest expense	$1,161,826

See notes to financial statements.

Financial Highlights

	Year Ended	Period Ended
	October 31, 2014	October 31, 2013*
Per share operating performance(1)
Net asset value, beginning of year/period	$19.56	$19.06
Income from operations
Net investment income	1.48	0.27
Net realized and unrealized gain (loss) on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	(0.40)	0.36
Total income from operations	1.08	0.63
Dividends from
Net investment income	(1.62)	(0.13)
Net realized gains	(0.04)	—
Total dividends	(1.66)	(0.13)
Net asset value, end of year/period	$18.98	$19.56
Market price, end of year/period	$17.58	$17.86
Total return#	7.95%	(10.07	)%†

Ratios to average net assets
Expenses	2.29%	2.32	%**
Net investment income	7.57%	5.36	%**

Supplemental data
Market value/price	$17.58	$17.86
Price premium/(discount)	(7.38)%	(8.69)%
Net assets, end of year/period (000’s)	$289,474	$298,425
Portfolio turnover rate	65.35%	11.75	%†

(1)                                 Per share calculations were performed using average shares.

*                                         Commenced operations on July 25, 2013.

**                                  Annualized.

†                                         Total return and Portfolio turnover rate are for the period indicated and have not been annualized.

#                                         Total return is computed based on New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See notes to financial statements.

Notes to Financial Statements

1. Organization

KKR Income Opportunities Fund (the “Fund”) was organized on March 17, 2011 as a statutory trust under the laws of the state of Delaware. The Fund is a closed-end registered management investment company. The Fund commenced operations on July 25, 2013. The Fund seeks to generate a high level of current income, with a secondary objective of capital appreciation. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors LLC serves as the Fund’s investment adviser (the “Adviser”). Effective as of September 30, 2014, KKR Asset Management LLC changed its name to KKR Credit Advisors (US) LLC (“KKR Credit”). KKR Credit is a wholly-owned subsidiary of Kohlberg Kravis Roberts & Co. L.P. (“KKR”).

2. Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The types of assets generally included in this category are preferred stock and common stock listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are high yield securities, leveraged loans, common and preferred stock not actively traded, escrow units, and financial instruments classified as derivatives.

Level 3 — Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

The Fund did not hold Level 3 assets as of October 31, 2014.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Valuation Process

The Adviser utilizes a valuation committee (“Valuation Committee”), whose members consist of the Adviser’s Head of Asset Management, Chief Financial Officer, General Counsel and certain other employees of the Adviser. The Valuation Committee is responsible for approving pricing sources and procedures and for oversight of the Adviser’s pricing practices, including determining the valuation of investments in circumstances where no external pricing data for an investment is available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. The valuation process involved in Level 3 measurements for assets and liabilities is completed daily based on the methodology and assumptions that are used in estimating the value of the investment that are approved by the Valuation Committee on at least a monthly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight, and review. For assets classified as Level 3, the investment professionals of the Adviser are responsible for preliminary valuations based on various factors including their evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections discussed above. All valuations are approved by the Valuation Committee.

For the year ended October 31, 2014, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions - Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents - Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months.

Restricted Cash - Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and cash equivalents in the Statement of Assets and Liabilities and Statement of Cash Flows. Interest income earned on restricted cash is recorded in other income on the Statement of Operations. On the Statement of Cash Flows, net additions or reductions to restricted cash are classified as an operating activity.

Foreign Currency Transactions - The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Forward Foreign Currency Exchange Contracts - The Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date.  The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized gains/losses until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency.

Dividends to Shareholders - Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Dividends to shareholders are recorded on the ex-dividend date.

Income Taxes - The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing substantially all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

In order to avoid imposition of the excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2013-2014). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of October 31, 2014 the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2014, the Fund did not incur any interest or penalties.

3. Risk Considerations

The Fund invests mainly in high yield securities, leveraged loans, preferred and common stock and forward foreign currency contracts. These investments may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

Market Risk - Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that the shareholder could lose money.

Interest Rate Risk - Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price: a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk - The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

Liquidity Risk - A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk - The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk - High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk - The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk - The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-diversification Risk - The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

Market discount Risk - The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which may increase the risk of loss.

Leverage Risk - Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Please refer to the Fund’s prospectus for a more complete description of the principal risks of investing in the Fund.

4. Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.10% of the Fund’s average daily Managed Assets (the “Management Fee”). “Managed Assets” is defined as the total assets of the Fund (including any assets attributable to any borrowings (except borrowings solely for short-term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of shares that will be repurchased as of the end of the month) minus the sum of the Fund’s accrued liabilities (other than any borrowings).

During periods when the Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Management Fee paid is calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

During the year ended October 31, 2014, the Adviser earned a Management Fee of $4,490,942.

Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“USBFS”) (the “Administrator”) serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

U.S. Bank N.A. (“Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of USBFS.

USBFS serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Investor Support Services Agreement — The Fund has retained Four Wood Capital Partners LLC to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the New York Stock Exchange (“NYSE”) specialist for the Fund’s common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis.

Deferred Trustees’ Compensation - The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in notional shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the notional shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in net change in unrealized depreciation in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation/(depreciation), are included on the Statement of Assets and Liabilities.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

5. Fair Valuation

The following table presents information about the Fund’s assets and liabilities measured on a recurring basis as of October 31, 2014, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities and Cash Equivalents
High Yield Securities	$—	$230,835,477	$—	$230,835,477
Leveraged Loans	—	134,281,522	—	134,281,522
Common Stocks	8,191,256	3,433,891	—	11,625,147
Preferred Stocks	2,102,715	7,725,890	—	9,828,605
Escrow Unit	—	493,757	—	493,757
Cash Equivalents	27,596,849	—	—	27,596,849
Total Investment in Securities and Cash Equivalents	$37,890,820	$376,770,537	$—	$414,661,357

	Level 1	Level 2	Level 3	Total
Financial Derivative Instruments
Assets - Foreign Currency Contracts	$—	$131,817	$—	$131,817
Total Financial Derivative Instruments	$—	$131,817	$—	$131,817

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year ended October 31, 2014. There were no transfers between levels during the year ended October 31, 2014, based on the input level assigned under the hierarchy at the beginning of each reporting.

6. Derivatives

As of and for the year ended October 31, 2014, the Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories:

Statement of Assets	Derivative	Derivative
and Liabilities Location	Assets	Liabilities

Foreign exchange contracts
Unrealized appreciation/(depreciation) on forward foreign currency contracts	$131,817	$—
	$131,817	$—

		Net Change in
Statement of Operations	Net Realized	Unrealized
Location	Gain	Depreciation

Foreign exchange contracts
Forward foreign currency contracts	$458,247	$514,552
	$458,247	$514,552

For the year ended October 31, 2014, the total amount of forward foreign currency contracts, as presented in the Schedule of Investments, is representative of the volume of activity for the period.

7. Shares of Beneficial Interest

The following is a summary of share transactions for the year ended October 31, 2014 and the period ended October 31, 2013.

	Year Ended	Period Ended
	October 31, 2014	October 31, 2013*
Shares, beginning of the year/period	15,255,236	—
Increase in shares outstanding from share transactions	—	15,255,236
Shares, end of the year/period	15,255,236	15,255,236

* Commenced operations on July 25, 2013.

8. Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the year ended October 31, 2014 were as follows:

Purchases	$265,270,098
Sales	247,883,644

There were no purchases or sales of U.S. Government securities.

9. Commitments and Contingencies

As of October 31, 2014, the Fund did not have unfunded financing commitments, including financial guarantees, related to other assets, including investments. During the year ended October 31, 2014, the Fund did have unfunded commitments and did not have any significant losses. The Fund maintains sufficient liquidity to fund such unfunded loan commitments should the need arise.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

10. Federal Income Taxes

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

The following permanent differences have been reclassified to/from the following accounts:

Undistributed Net Investment	Accumulated Net Realized
Income/(Loss)	Gain/(Loss)
340,565	(340,565)

These reclassifications have no effect on net assets or net assets per share.

The tax character of dividends declared for the year ended October 31, 2014 and the period ended October 31, 2013 is as follows:

	Ordinary	Long-term
	Income	Gain	Total
October 31, 2014	$25,369,457	$—	$25,369,457
October 31, 2013	$1,906,904	$—	$1,906,904

As of October 31, 2014, the components of accumulated gains on a tax basis for the Fund are as follows:

Undistributed	Net	Other
Ordinary	Unrealized	Temporary	Total
Income	Depreciation	Differences	Accumulated Losses
$1,841,080	$(2,999,476)	$(131,817)	$(1,290,213)

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

As of October 31, 2014, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

	Aggregate	Aggregate
	Gross	Gross	Net Unrealized
Federal Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$390,163,504	$10,785,189	$(13,784,665)	$(2,999,476)

11. Credit Facility

In July 2014, the Fund renewed a $145.0 million credit agreement (the “Maximum Facility Amount”) with The Bank of Nova Scotia expiring on July 28, 2014 (the “Credit Facility”). The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to (a) 0.15% on the total Unused Facility Amount if the Unused Facility Amount is lower or equal to 50% of the Maximum Facility Amount and (b) 0.25% on the total Unused Facility Amount if the Unused Facility Amount is in excess of 50% of the Maximum Facility Amount. The per annum rate of interest for borrowing under the Credit Facility is equal to (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.825% per annum or (b) the greatest of (i) the Prime Rate, (ii) the Fed Funds rate plus 0.50% per annum, and (iii) the Eurodollar rate plus 1.00% per annum.

As of October 31, 2014, there were $118,000,000 million of borrowings outstanding under the Credit Facility and the Fund is in compliance with the terms of the Credit Facility.

12. Offsetting Agreements

Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. The Funds may manage counterparty risk by entering into enforceable collateral arrangements with counterparties to securities lending agreements. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments and securities lending arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of October 31, 2014.

Gross Amounts Not Offset in

The Statement of Assets and Liabilities

		Gross	Net Amounts
		Amounts	Presented In
	Gross	Offset In The	The
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets And	Assets And	Financial	Collateral	Net Amount
Description	Assets	Liabilities	Liabilities	Instruments	Received*	Receivable
Assets
Forward foreign currency contracts	$131,817	$—	$131,817	$—	$—	$131,817
Total	$131,817	$—	$131,817	$—	$—	$131,817

* As of October 31, 2014 the Fund held $2,280,000 of restricted cash as collateral for forward foreign currency contracts.  The Fund continues to hold cash as restricted in case the currency market moves the forward foreign currency contracts to unrealized losses.

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

14. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

KKR Income Opportunities Fund

We have audited the accompanying statement of assets and liabilities of KKR Income Opportunities Fund (the “Fund”), including the schedule of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the period from July 25, 2013 (commencement of operations) to October 31, 2013 and for the year ended October 31, 2014, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of KKR Income Opportunities Fund as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the period from July 25, 2013 (commencement of operations) to October 31, 2013 and for the year ended October 31, 2014, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

San Francisco, CA

December 19, 2014

Trustees and Officers of KKR Income Opportunities Fund (Unaudited)

				Number
				of	Other
				Portfolios	Directorships
				in Fund	Held by
	Position(s)	Term of		Complex	Trustee
	Held	Office and		Overseen	During the
Name, Age	with the	Length of	Principal Occupation(s) During Past Five	by	Last Five
and Address	Fund	Service	Years and Other Relevant Experience	Trustee	Years
Interested Trustee(1)
Suzanne Donohoe (43) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	President	Since July 2013	Global head of KKR’s Client and Partner Group and Member of KKR (Since 2009); Head of Goldman Sachs Asset Management International (2008-2009); Head of Goldman Sachs Asset Management client business in North America (2006-2008).	1	None.
Independent Trustees(1)
Tobin V. Levy (70) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since July 2013	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (since 2011); Managing Director and Chief Financial Officer of Hedge Fund Strategies Group, Goldman Sachs (financial services firm) (1995 - 2008).	1	AloStar Bank of Commerce.

Jeffrey L. Zlot (43) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since July 2013	Managing Director, The Presidio Group LLC (investment consultant and investment banking) (since Dec. 1997).	1	None.

Michael E. Cahill (63) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since July 2013	Executive Vice President (2008-2013) and Managing Director and General Counsel (1991-2013), The TCW Group, Inc. and Trust Company of the West (financial services firm).	1	None.

Principal Officers who are not Trustees

Term of Office
	Position(s) Held with	and Length of	Principal Occupation(s) During Past Five Years
Name, Age and Address	Fund	Service	and Other Relevant Experience
Roshan Chagan (39)	Treasurer and Chief Financial Officer	Since December 2013	Treasurer, KKR Credit Advisors (US) LLC (2006 - present)
Annette O’Donnell- Butner (46)	Chief Compliance Officer	Since July 2013	Chief Compliance Officer, KKR Credit Advisors (US) LLC (2009-present); Deputy Director of Compliance, Lehman Brothers (2000 - 2009).
Nicole J. Macarchuk (45)	Secretary and Vice President	Since July 2013

General Counsel, KKR Credit Advisors (US) LLC (2010-present); General Counsel and Secretary, KKR Financial Holdings LLC (2010-present); Co-General Counsel, Och-Ziff Capital Management Group LLC (2005 - 2010).

Koji E. Felton (53)	Assistant Secretary	Since July 2013	Counsel, KKR Credit Advisors (US) LLC (January 2013-present); Counsel, Dechert LLP (2011 - 2013); Senior Vice President and Deputy General Counsel, Charles Schwab & Co. (1998 - 2011)

(1) “Independent Trustees” are those trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those trustees who are interested persons of the Fund. Ms. Donohoe is an Interested Trustee because she is a Member of KKR, the parent company.

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

1.              The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.              If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

3.              The Plan Administrator maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Common Shares in the account of each Participant will be held by the Plan Administrator on behalf of the Participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to Participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the Participants.

4.              In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.              There will be no charges with respect to Common Shares issued directly by the Fund. However, each Participant will pay a per Common Share fee incurred in connection with Open Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend. Participants that request a sale of Common Shares through the Plan Administrator will be subject to a sales fee for Common Share sold. All per Common Share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.              The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to Participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

7.              All correspondence or questions concerning the Plan should be directed to the Plan Administrator, U.S. Bancorp Fund Services, LLC, in writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 3.40%.

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended October 31, 2014 was 3.40%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for fiscal year ended October 31, 2014 was 2.35%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871 (k)(1)(C) for fiscal year ended October 31, 2014 was 98.53%.

Pursuant to Section 853 of the Internal Revenue Code, the Fund did not designate any amounts as foreign taxes paid for the period ended October 31, 2014. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 855-330-3927 Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s website at www.kkrfunds.com.

PRIVACY NOTICE

PROTECTION AND SECURITY OF YOUR PERSONAL INFORMATION

KKR Credit Advisors US LLC (“KKR Credit Advisors (US)”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under federal law to limit some, but not all, sharing of personal information. Federal law also requires us to tell you how we collect, share and protect your personal information. This notice is provided by KKR Credit Advisors (US) and its affiliates, as listed on Annex A hereto (“KKR Credit Advisors (US)”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (415) 315-3620 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•  Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•  Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•  Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR Credit Advisors (US) chooses to share for this reason and, if we do share, whether you can limit this sharing.

•  For everyday business purposes: KKR Credit Advisors (US) shares personal information for everyday business purposes, such as to

•             process your transactions;

•             provide financial products or services to you;

•             maintain your investment(s);

•             secure business services, including printing, mailing, and processing or analyzing data;

•             secure professional services, including accounting and legal services; or

•             respond to court orders and legal investigations.

•             You cannot limit sharing by KKR Credit Advisors (US) for everyday business purposes.

•  For our marketing purposes: KKR Credit Advisors (US) shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR Credit Advisors (US) for this reason.

•  For joint marketing with other financial companies: KKR Credit Advisors (US) does not share personal information for joint marketing with other financial companies.

•  For use by affiliates in providing products and services to you: KKR Credit Advisors (US) shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KAM for this reason.

•  For the everyday business purposes of affiliates: KKR Credit Advisors (US) does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•  For use by affiliates to market to you: KKR Credit Advisors (US) does not share personal information with affiliates so that they can market to you.

•  For use by nonaffiliates to market to you: KKR Credit Advisors (US) does not share personal information with nonaffiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by nonaffiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR Credit Advisors (US) does not share with our affiliates, except to provide you products and services that meet your financial needs.

Nonaffiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR Credit Advisors (US) does not share with nonaffiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR Credit Advisors (US) does not jointly market.

ANNEX A

KKR Financial Holdings LLC

KKR Financial CLO 2007-1

KKR Financial CLO 2007-A

KKR Financial CLO 2012-1

KKR Strategic Capital Fund, L.P.

KKR Strategic Capital Fund MRO Trust

KKR Strategic Capital Institutional Fund, Ltd.

KKR Strategic Capital Overseas Fund MRO Ltd.

KKR Strategic Capital Overseas Fund, Ltd.

KKR Mezzanine Partners I L.P.

KKR Mezzanine Partners I Feeder L.P.

KKR Mezzanine Partners I Side-by-Side L.P.

KKR Mezzanine Partners Offshore Feeder I L.P.

KKR Lending Partners L.P.

KKR Lending Partners Private Investors L.P.

KKR Lending Partners Feeder L.P.

KKR — Keats Capital Partners L.P.

KKR — Milton Capital Partners L.P.

KKR — Milton Co-Investments L.P.

KKR — Milton Capital Partners II L.P.

KKR Corporate Credit Partners L.P.

8 Capital Partners L.P.

KKR Floating Rate Fund L.P.

KKR Special Situations (Domestic) Fund L.P.

KKR Special Situations (Offshore) Fund L.P.

KKR Special Situations (Domestic) Feeder L.P.

KKR Special Situations (Offshore) Feeder L.P.

KKR Special Situations (Domestic) Fund Private Investors L.P.

KKR Special Situations (Offshore) Fund Private Investors L.P.

KKR Special Situations (TE) Feeder L.P.

KKR Income Opportunities Fund

KKR-PBPR Capital Partners L.P.

KKR-VRS Credit Partners L.P.

KKR Mackellar Partners L.P.

KKR Credit Relative Value Private Investors L.P.

KKR Credit Relative Value (Overseas) Limited

KKR Credit Relative Value L.P.

KKR Credit Relative Value (Overseas) Intermediate L.P.

KKR Credit Relative Value Master Fund L.P.

KKR Credit Select (Domestic) Fund L.P.

KKR Lending Partners II L.P.

KKR Lending Partners II Feeder L.P.

KKR Lending Partners II Private Investors L.P.

KKR European Recovery Partners, L.P.

KKR-CDP Partners L.P.

KKR-CDP Partners Feeder L.P.

Fortune Creek Co-Invest I L.P.

Avoca CLO V plc

Gardar Loan Fund

Avoca Loan Fund 1

Avoca Credit Opportunities plc

Avoca Credit Alpha Fund Master

Avoca Credit Alpha Fund Feeder

Avoca Convertible Bond Select Global

Avoca Value Fund

Avoca CLO VI plc

Avoca CLO VII plc

Avoca CLO VIII plc

Avoca CLO X plc

Avoca CLO XI plc

Lombard Street CLO I plc

ACA Euro CLO 2007-I plc

Avoca Secured Floating Rate Loan Fund

Absalon Credit Fund Limited

Unipension Credit Opportunities II

Gardar Loan Fund

Avoca Loan Fund 1

Avoca Credit Opportunities plc

Avoca Credit Alpha Fund Master

Avoca Credit Alpha Fund Feeder

Avoca Convertible Bond Select Global

Avoca Value Fund

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2) Tobin V. Levy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Deloitte & Touche LLP billed the Fund aggregate fees for services rendered to the Fund for the fiscal years as follows:

	FYE 10/31/2014	FYE 10/31/2013
(a)Audit Fees	$40,000	$10,500
(b)Audit-Related Fees	N/A	N/A
(c)Tax Fees	$9,450	$9,450
(d)All Other Fees	N/A	N/A

(e)(1)  The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2014	FYE 10/31/2013
Audit-Related Fees	N/A	N/A
Tax Fees	0%	0%
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the fiscal periods were $9,450 and $9,450, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  This standing audit committee is comprised of Mr. Tobin V. Levy, Mr. Jeffrey L. Zlot and Mr. Michael E. Cahill.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting and corporate actions policy and procedures are as follows:

PROXY VOTING AND CORPORATE ACTIONS POLICY AND PROCEDURES

A.                                    General

This policy is designed to ensure that the funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), (each a “Fund” and collectively, the “Funds”) advised by KKR Credit Advisors (US) LLC (the “Adviser”) fulfills the Funds’ obligations and complies with the requirements under the 1940 Act, the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to proxy voting, disclosure, and recordkeeping.  This policy is also designed to ensure that all corporate actions are voted in the best interest of the Funds, to provide disclosure of the Funds’ corporate action voting record and to ensure that certain documentation is retained.

Pursuant to delegation by each, the Adviser has authority to make proxy and corporate action decisions on behalf of the Funds.  The Adviser’s objective is to ensure that its proxy voting and corporate action activities on behalf of the Funds are conducted in a manner consistent, under all circumstances, with the best interest of the Funds.

B.                                    Proxy Voting Policies

The Adviser’s Proxy Voting Policies are contained in the Adviser’s “Proxy Voting Policies and Procedures as of August 2012” (the “Proxy Voting Policies”)

C.                                    Proxy and Corporate Action Voting Procedures

The Adviser will have the responsibility of voting proxies and corporate actions that it receives on behalf of the Funds.  Proxy proposals received by the Adviser and designated in the Proxy Voting Policies as “For” or “Against” will be voted by the Adviser in accordance with the Proxy Voting Policies.  Proxy proposals received by the Adviser and designated in the Proxy Voting Policies as “Case by Case” (or not

addressed in the Proxy Voting Policies) and all corporate actions will be reviewed by the Adviser, and voted in the best interests of the Funds.  In accordance with Rule 204-2 of the Investment Advisers Act of 1940, as amended, with respect to “Case by Case” issues, the Adviser will document the basis for the Adviser’s voting decisions with the assistance of the analyst who is in charge of the issuer.

Notwithstanding the foregoing, the Adviser may vote a proxy contrary to the Proxy Voting Policies if the Adviser with the assistance of the analyst who is in charge of the issuer determines that such action is in the best interest of the Funds.  In the event that the Adviser votes contrary to the Proxy Voting Policies, the Adviser with the assistance of the analyst who is in charge of the issuer will document the basis for the Adviser’s contrary voting decision.

In addition, the Adviser may choose not to vote proxies or corporate actions in certain situations, such as (i) where the Funds have informed the Adviser that it wishes to retain the right to vote the proxy or corporate action, (ii) where the Adviser deems the cost of voting would exceed any anticipated benefit to the Funds or (iii) where a proxy or corporate action is received by the Adviser for a security it no longer manages on behalf of a Fund.  The Adviser with the assistance of the analyst who is in charge of the issuer will document the basis for the Adviser’s decision not to vote.

The Adviser has developed procedures for handling the receipt and voting of the Funds’ proxies and corporate actions.

D.                                    Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.  The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships.

If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS.  Appropriate documentation will be maintained by the Conflicts Committee.

E.                                    Proxy and Corporate Action Voting Records

In accordance with Rule 204-2, the Adviser will maintain the following records in connection with the Adviser’s proxy voting policies and procedures:

•                                          a copy of the proxy voting policies and procedures;

•                                          a copy of all proxy statements received regarding securities of the Funds;

•                                          a record of each vote the Adviser casts on behalf of the Funds;

•                                          records of shareholders of the Funds requests for proxy voting information, including a copy of each written request for information on how the Adviser voted proxies on behalf of the Funds, and a copy of any written response by the

Adviser to any Fund shareholder request for information on how the Adviser voted proxies on behalf of a Fund; and

•                                          any documentation prepared by the Adviser that was material to making a decision on how to vote, or that memorialized the basis for the voting decision.

The Adviser will also maintain similar records in connection with corporate actions.

The foregoing records will be maintained and preserved for a total of seven (7) years, the first two (2) years in the Adviser’s office.

F.                                     Changes to the Proxy Voting Rules

Changes may be made by the Adviser to the proxy rules as long as such changes are not expected to materially adversely affect the Funds.  Upon a material change, the Funds will be made aware of such material change to the proxy rules and the reasons for the change.

G.                                   Disclosure

The Adviser will provide all the information necessary for the Funds to make the required disclosures regarding proxy voting in its Statement of Additional Information, as well as on SEC Forms N-CSR and N-PX.  In addition, information regarding how the Funds’ proxies and corporate actions were voted by the Adviser will be provided to shareholders of the Funds upon their written request.

The proxy voting and corporate actions policy and procedures used by the registrant’s investment adviser, which are incorporated by reference into the registrant’s proxy voting and corporate actions policy and procedures, are as follows:

PROXY VOTING AND CORPORATE ACTIONS POLICY AND PROCEDURES

A.                                    General

KKR Credit Advisors (US) LLC (“KKR Credit Advisors (US)” or the “Firm”) provides investment advisory services to its Client, and invests the assets of these Clients in securities issued by public and private issuers.  The Firm has authority to vote proxies relating to such securities on behalf of its Clients.  The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

This policy is designed to ensure that all proxies are voted in the best interest of KKR Credit Advisors (US) Clients, to provide disclosure of the Firm’s proxy voting records and to ensure that certain documentation is retained.

B.                                    Proxy Voting Procedures

To assist it in its proxy-voting responsibilities, the Firm currently subscribes to proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”). ISS provides the Firm with its independent analysis and recommendation with respect to generally all proxy proposals that the Firm votes on behalf of its clients, with respect to both U.S. and non-U.S. securities of publicly traded companies.

KKR Credit Advisors (US) will have the responsibility of voting proxies that it receives on behalf of its Clients.  The Firm has engaged ISS to assist with its proxy voting, however, the Firm retains ultimate voting discretion with respect to its Clients.  KKR Credit Advisors (US) may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its Clients.  In each instance where the Firm votes contrary to the ISS recommendation, KKR Credit Advisors (US) Legal/Compliance, in conjunction with the Firm’s investment analyst who provides coverage for the relevant issuer, will document the basis for its contrary voting decision.

In addition, KKR Credit Advisors (US) may choose not to vote proxies in certain situations, such as where the Firm has deemed the cost of voting would exceed any anticipated benefit to KKR Credit Advisors (US) Clients or where a proxy is received by the Firm for a security it no longer manages on behalf of its Clients. KKR Credit Advisors (US) Legal/Compliance, in conjunction with the Firm’s investment analyst who provides coverage for the relevant issuer, will document the basis for the Firm’s decision not to vote.

C.                                    Conflicts of Interest

KKR Credit Advisors (US) may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.  KKR Credit Advisors (US), its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships.

If at any time, the Firm becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the KKR Credit Advisors (US) Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS.  Appropriate documentation will be maintained by the Conflicts Committee.

D.                                    Proxy Voting Records

In accordance with Rule 204-2 of the Advisers Act, the Firm will maintain the following records in connection with KKR Credit Advisors (US)’s proxy voting policies and procedures:

•                                          a copy of the proxy voting policies and procedures;

•                                          a copy of all proxy statements received regarding securities of its Clients;

•                                          a record of each vote KKR Credit Advisors (US) casts on behalf of Firm Clients;

•                                          records of KKR Credit Advisors (US) Client requests for proxy voting information, including a copy of each written request for information on how the Firm voted proxies on behalf of the Client, and a copy of any written response by KKR Credit Advisors (US) to any Client request for information on how the Firm voted proxies on its behalf; and

•                                          any documentation prepared by KKR Credit Advisors (US) that was material to making a decision on how to vote, or that memorialized the basis for the voting decision.

The foregoing records will be maintained and preserved in accordance with KKR Credit Advisors (US)’s Maintenance of Books and Records Policy.

E.                                    Disclosure

KKR Credit Advisors (US) discloses in its Form ADV Part 2A that Clients and Investors may contact the Firm in order to obtain information on how the Firm voted Client proxies and to request a copy of the Proxy Voting Policies and Procedures.  Any such request will be forwarded to KKR Credit Advisors (US) Legal/Compliance.  Questions relating to proxy voting should be directed to KKR Credit Advisors (US)’s CCO, or designee.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information presented is as of October 31, 2014

(a)(1) Investment Team

The Fund is positioned, under the management of the Adviser, to take advantage of the full resources of KKR’s global network. With more than 240 employees in its business, including approximately 85 dedicated investment professionals located in San Francisco, New York, London, Dublin, Singapore and Sydney, the Adviser’s investment teams seek to leverage KKR’s private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The investment professionals of the Adviser who have primary responsibility for day-to-day management and oversight of the Fund are:

Erik A. Falk (New York) joined KKR in 2008 and is the co-head of leveraged credit, as well as a member of the Adviser’s Credit Investment Committees and Portfolio Management Committee. Previously, Mr. Falk was a portfolio manager with responsibility across the Adviser’s credit strategies covering a number of sectors, including industrials, energy, chemicals, business services and structured products.  Prior to joining KKR, Mr. Falk was a Managing Director at Deutsche Bank Securities Inc. where he was most recently global co-head of the Securitized Products Group. Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a Director in the Asset Backed Securities department.  Mr. Falk holds a B.S. and M.S. from Stanford University.

Christopher A. Sheldon (San Francisco) joined KKR in 2004 and is co-head of leveraged credit. Mr. Sheldon is also a member of the Adviser’s Credit Investment Committees and Portfolio Management Committee.  Prior to his current role at KKR, Mr. Sheldon was responsible for opening the Adviser’s London office in 2007 and investing across a number of sectors within its credit businesses. Before joining KKR, Mr. Sheldon was a Vice President and Senior Investment Analyst with Wells Fargo’s High Yield Securities Group, and previously worked at Young & Rubicam Advertising and at SFM Media Corporation in their media-planning department. He holds a B.A. from Denison University.

Jamie M. Weinstein (San Francisco) joined KKR in 2005 and is the co-head of special situations investing, which includes the Adviser’s global activities in public and private distressed and structured principal investments. He is also a member of the Adviser’s Special Situations Investment Committee and Portfolio Management Committee. Previously, he was a portfolio manager with responsibility across the

Adviser’s credit strategies and a research analyst covering the financial services, healthcare and commercial real estate sectors.  Prior to joining KKR, Mr. Weinstein was with Tishman Speyer Properties as Director of Acquisitions for Northern California and The Boston Consulting Group as a strategy consultant. Mr. Weinstein graduated cum laude and holds a B.S.E. degree in Civil Engineering and Operations Research from Princeton University and an M.B.A. from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar.

Nathaniel M. Zilkha (London) joined KKR in 2007 and is the head of Credit and co-head of special situations investing, which includes the Adviser’s global activities in public and private distressed and structured principal investments. He is also a member of the Adviser’s Special Situations Investment Committee, Credit Investment Committees and Portfolio Management Committee. Previously, he was a member of the healthcare industry team of KKR’s private equity group. Prior to joining KKR, Mr. Zilkha was a member of the Principal Investment Area of Goldman, Sachs & Co., where he invested in private equity and principal debt transactions. He is currently on the board of directors of Harden Healthcare. Mr. Zilkha graduated cum laude and holds an A.B. from Princeton University.

(a)(2) Other Accounts Managed by the Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2014: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Erik A. Falk

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$407,474,787	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies *	2	$551,900,000	1	$240,800,000
Other Accounts *	17	$9,490,100,100	4	$2,469,300,000

Christopher A. Sheldon

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$407,474,787	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies *	2	$551,900,000	1	$240,800,000
Other Accounts *	17	$9,490,100,100	4	$2,469,300,000

Jamie M. Weinstein

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies *	2	$1,595,700,000	0	$0
Other Accounts *	9	$1,537,900,000	2	$117,900,000

Nathaniel M. Zilkha

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies *	2	$1,595,700,000	0	$0
Other Accounts *	9	$1,537,900,000	2	$117,900,000

*Information is as of October 31, 2014.

(a)(2)(iv) Conflicts Of Interest

The Adviser will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•                                          The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Fund and other investment and business activities in which they may be involved. The Adviser intends to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities and the Adviser is not precluded from conducting activities unrelated to the Fund.

•                                          The Adviser may compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees may not be proportionate to such entities’ investment accounts for any given transaction and the Adviser may have an incentive to favor entities from which it receives higher fees.  The Adviser intends to allocate such investment opportunities in a manner that it deems appropriate taking into account factors such as investment objectives, available capital, applicable concentration limits, minimum investment rights and other investment restrictions, portfolio diversification, the potential dilutive effect of a new investment on an existing investment, the overall risk profile of a portfolio and other considerations deemed relevant by the Adviser. The outcome of this determination may result in the allocation of all, some or none of an investment opportunity to the Fund.  In addition, subject to applicable law, affiliates of the Adviser may invest in one of the Fund’s portfolio companies and hold a different class of securities than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its interests may not be aligned with the Fund’s. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

•                                          The compensation payable by the Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

•                                          The Adviser and its affiliates may provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser may act as an underwriter, arranger or placement agent in connection with an offering of securities by one of the companies in the Fund’s portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Fund and may be received before the Fund realizes a return on its investment.  The Adviser may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

•                                          From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund may receive from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients, including in the case of financial distress of the investment entity.

•                                          KKR and the Adviser sponsor and advise, and may in the future sponsor and advise, a broad range of investment funds, vehicles, and other accounts, including proprietary vehicles, that make investments worldwide. KKR may also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations), or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. For example, the Adviser may invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio companies. The Adviser will provide advice and recommendations to any such companies without regard to the Fund’s interests. In addition, the Adviser’s ability to effectively implement the Fund’s investment strategies may be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that they may otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

•                                          The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from, or be contrary to, advice given to, or securities recommended or bought for, the Fund even though their investment objectives may be similar to the Fund’s.

•                                          To the extent not restricted by confidentiality requirements or applicable law, the Adviser may apply experience and information gained in providing services to the Fund’s portfolio companies in providing services to competing companies invested in by affiliates’ other clients.

•                                          As a registered investment company, the Fund may be limited in its ability to invest in any investment in which the Adviser or its affiliates’ other clients have an investment.  The Fund may also be limited in its ability to co-invest with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

•                                          The nature of the Adviser’s businesses and the participation by its employees in creditors’ committees, steering committees, or boards of directors of portfolio companies, may result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. The possession of “inside information” or “insider” status with respect to an investment or potential investment by the Adviser or its personnel may restrict the Adviser’s ability to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations.

•                                          The Fund depends to a significant extent on the Adviser’s access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Fund’s investments.  The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

•                                          The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. The Fund and the Adviser have implemented compliance procedures and practices, including information-sharing policies and procedures, that are designed to ensure that inside information is not used for making investment decisions on the Fund’s behalf.  The Fund cannot assure its investors, however, that these procedures and practices will be effective.  Although the Fund plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments, KKR’s information-sharing policies and procedures, as well as certain legal and contractual constraints, could significantly limit the Fund’s ability to do so.  For example, from time to time KKR’s personnel may be in possession of material non-public information with respect to the Fund’s investments, and as a result, such personnel will be restricted by KKR’s information-sharing policies and procedures or by law or contract from sharing such information with the management team of the Fund, even where the disclosure of such information would be in the best interests of the Fund or would otherwise influence decisions taken by the members of the management team with respect to that investment. In addition, this conflict and these procedures and practices may limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations.  Conversely, the Adviser may pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments.  Accordingly, the investment activities of KKR’s other businesses may differ from, or be inconsistent with, the activities that are undertaken for the Fund, and there can be no assurance that the Fund will be able to fully leverage the resources and industry expertise of KKR’s other businesses.  Additionally, there may be circumstances in which one or more individuals associated with KKR will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

•                                          The Adviser may in the future develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services may relate to transactions that could give rise to investment opportunities that are suitable for the Fund. In such case, the Adviser’s client would typically require the Adviser to act exclusively on its behalf, thereby precluding the Fund from participating in such investment opportunities. The Adviser would not be obligated to decline any such engagements in order to make an investment opportunity available to the Fund. In addition, the Adviser may come into the possession of information through these new businesses that limits the Fund’s ability to engage in potential transactions.

•                                          The 1940 Act limits the Fund’s ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Fund, the Adviser and KKR.  The Adviser may also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser’s advisory clients could exist or develop.  In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Fund, the interest of such client and the Fund may not be aligned.  As a result of these conflicts and restrictions, the Adviser may be unable to implement the Fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions.  In order to avoid these conflicts and restrictions, the Adviser may choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

•                                          Certain other KKR client accounts or proprietary accounts may have investment objectives, programs, strategies and positions that are similar to, or may conflict with, those of the Fund, or may compete with, or have interests adverse to, the Fund. This type of conflict could affect the prices and availability of the securities or interests in which the Fund invests. KKR may give advice or take action with respect to the investments held by, and transactions of, other KKR client accounts or proprietary accounts that may be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund. Such different advice and/or inconsistent actions may be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Fund or the regulatory status of other KKR client accounts and any related restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions may adversely impact the Fund.

•                                          KKR, for its own account, may enter into real-estate related transactions with Fund portfolio companies. Such transactions may include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements, or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by KKR to manage related conflicts.

•                                          The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Fund generally will be prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund.  If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons.  Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser.  As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

•                                          The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and the Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objectives.

(a)(3) Portfolio Manager Compensation

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers each of the portfolio managers. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund’s shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Each of KKR’s senior executives, including each of the portfolio managers responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in KKR fund investments (other than the Fund) and equity compensation. The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

All final compensation and other longer-term incentive award decisions are made by the KKR Management Committee based on input from managers.  Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for other businesses and the individual roles/responsibilities within each of the businesses.

(a)(4) Securities Ownership of Portfolio Managers

As of the fiscal year ended October 31, 2014, the portfolio managers beneficially owned the following shares of the Fund:

Dollar Range of
Portfolio Manager	Equity Securities Owned**
Erik A. Falk	$100,001-$500,000
Christopher A. Sheldon	$50,001-$100,000
Jamie M. Weinstein	$50,001-$100,000
Nathaniel M. Zilkha	None

** Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000). Actual shares amounts owned were as follows: 7,000 shares for Mr. Falk; 5,000 shares for Mr. Sheldon; and 4,000 shares for Mr. Weinstein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the year ended October 31, 2014 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Income Opportunities Fund

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	12/19/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	12/19/14

By	/s/ Roshan Chagan
Roshan Chagan, Treasurer & Chief Financial Officer

Date	12/19/14